WESTCORE TRUST

Supplement dated July 6, 2015 to the Combined Westcore Equity and Bond Funds Prospectus and Summary Prospectuses for the Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Flexible Income Fund and Westcore Plus Bond Fund, each dated April 30, 2015.

A clerical error was made in footnote 2 to the Fees and Expenses Tables for the Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Flexible Income Fund and Westcore Plus Bond Fund. The percentage stated in the second sentence of footnote 2 for each of these funds was inaccurate. This was an error in printing only; no calculations were based on the incorrectly stated percentages.  The percentages are correctly stated in other parts of the Combined Prospectus.

The table below lists the corrected percentage and the relevant page numbers in both the Summary Prospectus and Combined Prospectus. The entire text of the footnote is also included below the table for your reference.

Name of Fund	Corrected Percentage	Combined Prospectus Page Reference	Summary Prospectus Page Reference
Westcore Small-Cap Growth Fund	1.30%	14	1
Westcore Blue Chip Dividend Fund	0.99%	18	1
Westcore Small-Cap Value Dividend Fund	1.30%	26	1
Westcore Flexible Income Fund	0.85%	38	1
Westcore Plus Bond Fund	0.55%	42	1

(2) Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than [see table above]% for the Fund’s Retail Class for such period. The second waiver/
reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.